Putnam Focused Large Cap Value ETF
The fund's portfolio
5/31/21 (Unaudited)

COMMON STOCKS (97.4%)(a)
	Shares	Value
Aerospace and defense (1.9%)
Northrop Grumman Corp.	200	$73,174

		73,174
Airlines (1.6%)
Southwest Airlines Co.(NON)	1,031	63,365

		63,365
Automobiles (3.3%)
General Motors Co.(NON)	2,183	129,474

		129,474
Banks (9.0%)
Bank of America Corp.	4,398	186,431
Citigroup, Inc.	1,737	136,719
KeyCorp	1,205	27,763

		350,913
Beverages (2.2%)
PepsiCo, Inc.	589	87,137

		87,137
Biotechnology (5.9%)
AbbVie, Inc.	1,031	116,709
Amgen, Inc.	308	73,286
Regeneron Pharmaceuticals, Inc.(NON)	80	40,194

		230,189
Building products (3.2%)
Johnson Controls International PLC	1,875	124,763

		124,763
Capital markets (4.7%)
Apollo Global Management, Inc.	1,700	97,478
Charles Schwab Corp. (The)	1,164	85,961

		183,439
Chemicals (4.0%)
Corteva, Inc.	1,151	52,371
Dow, Inc.	1,487	101,741

		154,112
Electric utilities (4.7%)
Exelon Corp.	2,920	131,750
NRG Energy, Inc.	1,567	50,379

		182,129
Entertainment (1.5%)
Activision Blizzard, Inc.	589	57,280

		57,280
Equity real estate investment trusts (REITs) (5.6%)
American Tower Corp.	213	54,413
Boston Properties, Inc.	335	39,383
Gaming and Leisure Properties, Inc.	2,705	125,404

		219,200
Food and staples retail (3.5%)
BJ's Wholesale Club Holdings, Inc.(NON)	1,713	76,725
Walmart, Inc.	415	58,942

		135,667
Health-care providers and services (3.8%)
Cigna Corp.	575	148,839

		148,839
Hotels, restaurants, and leisure (2.0%)
Hilton Worldwide Holdings, Inc.(NON)	616	77,166

		77,166
Household products (2.0%)
Procter & Gamble Co. (The)	589	79,427

		79,427
Insurance (5.6%)
American International Group, Inc.	1,755	92,734
Assured Guaranty, Ltd.	2,611	124,362

		217,096
IT Services (0.9%)
DXC Technology Co.(NON)	911	34,545

		34,545
Media (4.2%)
Charter Communications, Inc. Class A(NON)	160	111,125
Comcast Corp. Class A	937	53,728

		164,853
Metals and mining (3.1%)
Freeport-McMoRan, Inc. (Indonesia)	2,839	121,282

		121,282
Oil, gas, and consumable fuels (3.4%)
ConocoPhillips	1,405	78,315
Valero Energy Corp.	669	53,788

		132,103
Pharmaceuticals (2.8%)
Eli Lilly and Co.	548	109,458

		109,458
Road and rail (2.3%)
Union Pacific Corp.	401	90,117

		90,117
Semiconductors and semiconductor equipment (5.5%)
NXP Semiconductors NV	696	147,148
Texas Instruments, Inc.	348	66,057

		213,205
Software (4.1%)
Microsoft Corp.	643	160,544

		160,544
Thrifts and mortgage finance (2.1%)
Radian Group, Inc.	3,495	81,608

		81,608
Trading companies and distributors (3.2%)
United Rentals, Inc.(NON)	375	125,235

		125,235
Wireless telecommunication services (1.3%)
T-Mobile US, Inc.(NON)	361	51,063

		51,063
TOTAL INVESTMENTS

Total investments (cost $3,757,517)		$3,797,383

Key to holding's abbreviations
ETF	Exchange Traded Fund
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 25, 2021 (commencement of operations) through May 31, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $3,899,242.
(NON)	This security is non-income-producing.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$273,196	$—	$—
Consumer discretionary	206,640	—	—
Consumer staples	302,231	—	—
Energy	132,103	—	—
Financials	833,056	—	—
Health care	488,486	—	—
Industrials	476,654	—	—
Information technology	408,294	—	—
Materials	275,394	—	—
Real Estate	219,200	—	—
Utilities	182,129	—	—

Total common stocks	3,797,383	—	—

Totals by level	$3,797,383	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com